           As filed with the U.S. Securities and Exchange Commission
                              on January 16, 1996

                       Securities Act File No. 33-11075
                   Investment Company Act File No. 811-4964

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                          Pre-Effective Amendment No.                    [ ]


                        Post-Effective Amendment No. 12                  [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                               Amendment No. 14                          [X]


                       (Check appropriate box or boxes)

             Warburg, Pincus New York Intermediate Municipal Fund
            (formerly Warburg, Pincus New York Municipal Bond Fund)
            . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue
          New York, New York  10017-3147          10017-3147
    . . . . . . . . . . .  . . . . . . . . . .
                                              . . . . . . . . . .
     (Address of Principal Executive Offices)     (Zip Code)

      Registrant's Telephone Number, including Area Code:  (212) 878-0600

                              Mr. Eugene P. Grace
             Warburg, Pincus New York Intermediate Municipal Fund
                             466 Lexington Avenue
                         New York, New York 10017-3147
                  . . . . . . . . . . .  . . . . . . . . . .
                    (Name and Address of Agent for Service)

                                   Copy to:


                            Rose F. DiMartino, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                        New York, New York  10022-4677

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      DECLARATION PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section
(a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed on December 18, 1995.

             WARBURG, PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

       Calculation of Registration Fee under the Securities Act of 1933

Title of                Proposed        Proposed
Securities  Amount      Maximum         Maximum               Amount of
Being       Being       Offering Price  Aggregate             Registration
Registered  Registered  Per Share (1)   Offering Price (1,2)  Fee (2)
----------  ----------  --------------  --------------------  ------------
Shares of
Beneficial
Interest
$.001
par value
per share  504,487       $10.38         $289,996            $100

     This Post-Effective Amendment No. 12 seeks to register 504,487 additional shares under the Securities Act of 1933, as amended.

(1) Computed under Rule 457(c) on the basis of the net asset value per share of the Registrant's shares at the close of business on January 5, 1996. The above calculation shall not be deemed a representation of the actual offering price.

(2)  Calculated pursuant to Rule 24e-2 under the 1940 Act.

     (a)  Total number of shares
          redeemed during previous                       3,957,382
          fiscal year

     (b)  Total number of shares
          included in (a) previously                          0
          used under Rule 24e-2 this
          fiscal year

     (c)  Total number of shares
          included in (a) previously                      3,480,833
          used under Rule 24f-2(c)
          this fiscal year

     (d)  Total number of shares
          included in (a) being used
          to reduce maximum aggregate                      496,549
          offering price in this Post-
          Effective Amendment

             WARBURG, PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

                                   FORM N-1A

                             CROSS REFERENCE SHEET
                        _______________________________

          Part A
          Item No.                           Prospectus Heading*
          --------                           -------------------

          1.        Cover Page  . . . .      Cover Page

          2.        Synopsis  . . . . .      The Funds' Expenses

          3.        Condensed Financial
                      Information . . .      Financial Highlights

          4.        General Description
                      of Registrant . .      Cover Page; Investment
                                             Objective and
                                             Policies; Portfolio
                                             Investments; Risk
                                             Factors and Special
                                             Considerations;
                                             Certain Investment
                                             Strategies;
                                             Investment
                                             Guidelines; General
                                             Information

          5.        Management of the
                      Fund  . . . . .        Management of the Funds

          6.        Capital Stock and
                      Other Securities       General Information


          7.        Purchase of
                    Securities Being Offered  How to Open an Account; How to
                                              Purchase Shares; Net
                                              Asset Value

          8.        Redemption or            How to Redeem and Exchange
                      Repurchase  . . . .    Shares

          9.        Legal Proceedings . .    Not applicable


_______________
     * Relates to Registrant's Common Share prospectus, which is substantially similar to Registrant's Advisor Share prospectus.

          Part B                             Heading in Statement of
          Item No.                           Additional Information
          --------                           -----------------------

          10.       Cover Page  . . . .      Cover Page

          11.       Table of Contents .      Contents

          12.       General Information
                    and History . . .        Management of the Fund; Notes
                                             to Financial
                                             Statements;  See
                                             Prospectus--"General
                                             Information"

          13.       Investment
                    Objectives and           Investment Objective;
                      Policies  . . . .      Investment Policies

          14.       Management of the        Management of the Fund; See
                     Registrant . . . .      Prospectus--"Management of the
                                             Funds"

          15.       Control Persons and
                      Principal Holders
                      of Securities . .      Management of the Fund;
                                             Miscellaneous; See
                                             Prospectus--"General
                                             Information"

          16.       Investment Advisory
                    and Other Services       Management of the Fund; See
                                             Prospectus--"Managem
                                             ent of the Funds"
                                             and "Shareholder
                                             Servicing"

          17.       Brokerage Allocation     Investment Policies; See
                                             Prospectus--
                                             "Portfolio
                                             Transactions and
                                             Turnover Rate"

          18.       Capital Stock and
                    Other Securities         Management of the Fund;
                                             Organization of the
                                             Fund; See
                                             Prospectus--
                                             "General
                                             Information"

          19.       Purchase, Redemption
                    and Pricing of
                    Securities Being         Additional Purchase and
                    Offered . . . . . .      Redemption
                                             Information; See
                                             Prospectus--"How to
                                             Open an Account,"
                                             "How to Purchase
                                             Shares," "How to
                                             Redeem and Exchange
                                             Shares" and "Net
                                             Asset Value"

          Part B                             Heading in Statement of
          Item No.                           Additional Information
          --------                           -----------------------

          20.       Tax Status  . . . .      Additional Information
                                             Concerning Taxes;
                                             See
                                             Prospectus--"Dividen
                                             ds, Distributions
                                             and Taxes"

          21.       Underwriters  . . .      Investment Policies; Portfolio
                                             Transactions; See
                                             Prospectus ---
                                             "Management of the
                                             Funds" and
                                             "Shareholder
                                             Servicing"

          22.       Calculation of
                    Performance Data  .      Determination of Performance

          23.       Financial                Report of Independent
                    Statements  . . .        Auditors; Financial
                                             Statements

Part C
------
          Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                  PROSPECTUS

          The Fund's Common Share and Advisor Prospectuses are incorporated by reference to the Prospectuses that form a part of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus Fixed Income Fund filed on January 16, 1996 (Securities Act File No. 33-12343; Investment Co. Act File No. 811-5039).

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                 Subject to Completion, dated January 16, 1996

                      STATEMENT OF ADDITIONAL INFORMATION

                              ____________, 1996



              WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

               P.O. Box 9030, Boston, Massachusetts  02205-9030
                     For information, call (800) 888-6878


                                   Contents

                                                          Page
                                                          ----
Investment Objective  . . . . . . . . . . . . . . . .      2
Municipal Obligations . . . . . . . . . . . . . . . .      2
Investment Policies . . . . . . . . . . . . . . . . .      3
Special Considerations Relating to New York
  Municipal Obligations . . . . . . . . . . . . . . .     24
Management of the Fund  . . . . . . . . . . . . . . .     36
Additional Purchase and Redemption Information  . . .     43
Exchange Privilege  . . . . . . . . . . . . . . . . .     44
Additional Information Concerning Taxes . . . . . . .     44
Determination of Performance  . . . . . . . . . . . .     49
Auditors and Counsel  . . . . . . . . . . . . . . . .     50
Miscellaneous . . . . . . . . . . . . . . . . . . . .     51
Financial Statements  . . . . . . . . . . . . . . . .     51
Appendix - Description of Municipal Obligations Ratings A-1 Report of Coopers & Lybrand L.L.P., Independent
  Accountants . . . . . . . . . . . . . . . . . . . .    A-4


          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus New York Intermediate Municipal Fund (the "Fund"), Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus Intermediate Maturity Government Fund and with the Prospectus for the Advisor Shares of the Fund, each dated ______, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment management and the preservation of capital.


                             MUNICIPAL OBLIGATIONS

          Under normal circumstances, at least 80% of the Fund's assets will be invested in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the state of New
York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

          Except for temporary defensive purposes, the Fund will invest no less than 65% of its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

          Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the obligations, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal obligations market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

          Among other instruments, the Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal obligations market, size of a particular offering, maturity of the obligation offered and rating of the issue.

          Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.
There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

Options and Futures Transactions

          Securities Options. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying securities with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Securities Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Futures Activities. The Fund may enter into interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          Options on Futures Contracts. The Fund may purchase and write put and call options on interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on an interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          Hedging. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of options written by the Fund on securities and indexes; and interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Investment Practices

          Variable Rate Notes. Variable rate demand notes ("VRDN's") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

          Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

          When-Issued Securities. As stated in the Prospectus, the Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued securities, its custodian will set aside cash, debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities") or other liquid high-grade debt obligations equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

          The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

          The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to the Fund.

          Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          U.S. Government Securities. The Fund may invest in U.S. government securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg, determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

          When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

          Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Fund's Board of Trustees (the "Board") or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Policies and Practices of the Fund

          Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

          Taxable Investments. Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include:
(i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

          Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may engage in repurchase agreement transactions on U.S. government securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. A repurchase agreement is considered to be a loan under the 1940 Act. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Fund's investment adviser, acting under the supervision of the Board, reviews on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Other Investment Limitations

          The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 and 14 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

          3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

          6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these Investment Restrictions.

          10. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization or (b) as permitted under the 1940 Act.

          11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

          12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          The aggregate of all 144A Securities, non-publicly traded and illiquid securities and securities of companies (including predecessors) that have been in continuous operation for less than three years is limited to 15% of total assets. These and other non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These are more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investments.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

          Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace any such Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales are usually placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg.
Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Any portfolio transaction for the Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Fund's operations.

          In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

          The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

          The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

             SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
                                  OBLIGATIONS

          Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 6.9% in 1994. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.5% in 1995. State per capita personal income remains above the national average. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

State Budget

          The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appro-priations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The State s budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State financial plan for the 1995-96 fiscal year was formulated on June 20, 1995 and was based upon the State s budget as enacted by the Legislature and signed into law by the Governor (the "1995-96 State Financial Plan").

          The 1995-96 State Financial Plan was the first to be enacted in the administration of the Governor, who assumed office on January 1. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-year decline in disbursements in the General Fund, the State's principal operating fund. Spending for State operations was projected to drop even more sharply, by 4.6%. Nominal spending from all State spending sources (i.e., excluding Federal aid) was proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

          In his executive budget, the Governor indicated that in the 1995-96 fiscal year, the state financial plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

          This gap was projected to be closed in the 1995-96 State Financial Plan through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projected (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily through a new Quick Draw Lottery game, changes to tax payments schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

          The 1995-96 State Financial Plan included actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimated that the 1995-96 State Financial Plan contained actions that provide nonrecurring resources or savings totaling approximately $900 million while the State comptroller (the "Comptroller") believed that such amount exceeded $1 billion. In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflected actions that will directly affect the State s 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State s 1995-96 fiscal year are expected to provide greater reductions in the State's fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development.

          The State issued the first of the three required quarterly updates (the "First Quarter Update") to the 1995-96 State Financial Plan on July 28, 1995. The First Quarter Update projected continued balance in the State's 1995-96 State Financial Plan. Actual cash receipts and disbursements during the first quarter of the fiscal year were impacted by the late adoption of the budget, and fell somewhat short of original monthly cashflow estimates. Receipt variances were mainly related to timing issues rather than changes in the forecast. Disbursement variances were also ascribed to timing factors.

          On October 2, 1995, the State Comptroller released a report on the State's financial condition. The report identified several risks to the 1995-96 State Financial Plan and also estimated a potential imbalance in receipts and disbursements in the 1996-97 fiscal year of at least $2.7 billion and in the 1997-98 fiscal year of at least $3.9 billion. The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

          The State issued its second quarterly update to the 1995-96 State Financial Plan on October 26, 1995 (the "Mid-Year Update" and together with the First Quarter Update, the "Financial Plan Updates"). The Mid-Year Update projected continued balance in the 1995-96 State Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter

Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the use of $41 million from the contingency reserve fund for payments of litigation and disallowance expenses.

          The 1995-96 State Financial Plan and the Financial Plan Updates were based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1995-96 State Financial Plan or the Financial Plan Updates, actual results could differ materially and adversely from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

          A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in Congress. Changes to federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year.

Recent Financial Results

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

          The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by the Local Government Assistance Corporation. The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year.

          Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

          The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

Debt Limits and Outstanding Debt

          There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.

          In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

          Before the approved constitutional amendment can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters in November 1995. The amendment was passed by the Senate in June 1995, and the Assembly is expected to pass the amendment shortly. If approved by the voters, the amendment would become effective January 1, 1996.

          On January 13, 1992, Standard & Poor's Corporation ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on February 28, 1994, confirmed its A- rating.
On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

          The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1995-96. The State expects to issue $248 million in general obligation bonds (including $170 million for purposes of redeeming outstanding bond anticipation notes) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State s 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. These projections are subject to change if circumstances require.

          Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $793.3 million for the 1994-95 fiscal year, and are estimated to be $774.4 million for the 1995-96 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1994-95 fiscal year, and are estimated to be $328.2 million for 1995-96. State lease-purchase rental and contractual obligation payments for 1994-95, including State installment payments relating to certificates of participation, were $1.607 billion and are estimated to be $1.641 billion in 1995-96.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation

          Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of the treatment of certain moneys held in a Supplemental Reserve Fund; and (10) a challenge to the constitutionality of a State lottery game.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $676 million.

          Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities

          The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1994, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities

          The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

          In 1975, Standard & Poor's suspended its A rating of City bonds.
This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, Standard & Poor's reconfirmed its A-
 rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, Standard & Poor's downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. Standard & Poor's stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to certain authorities in the event the City fails to provide such financing.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

          The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification"), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan").

          The 1996-1999 Financial Plan projected revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflected proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the 1996-1999 Financial Plan for the 1996 fiscal year included (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payment to the City; (ii) expenditure reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City's pension systems, which would reduce such costs in the 1996 fiscal year.

          The proposed agency spending reductions included the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the 1996-1999 Financial Plan may be difficult to implement, and the 1996-1999 Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totaling $50 million are subject to approval by the Governor and the Legislature.

          The 1996-1999 Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. These actions, a substantial number of which were not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

          Contracts with all of the City's municipal unions either expired in the 1995 fiscal year or will expire in the 1996 fiscal years. The 1996-1999 Financial Plan provided no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the 1996-1999 Financial Plan.

          Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

          The City requires certain amounts of financing for seasonal and capital spending purposes. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

          Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the projections of the State's receipts and disbursements in the State's 1995-96 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

                            MANAGEMENT OF THE FUND

Officers and Board of Trustees

          The names (and ages) of the Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper* (61) . . . .   Trustee
Room 7E470HB                      Professor at Harvard University;
Central Intelligence Agency       Director or Trustee of Circuit
930 Dolly Madison Blvd.           City Stores, Inc. (retail electronics
McClain, Virginia 22107           and appliances) and Phoenix Home Life
                                  Insurance Co.

Donald J. Donahue (71)  . . . .   Trustee
99 Indian Field Road              Chairman of Magma Copper Company
Greenwich, Connecticut 06830      since January 1987; Director or Trustee of
                                  GEV Corporation and Signet Star Reinsurance
                                  Company; Chairman and Director of NAC
                                  Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . .   Trustee
2425 North Fish Creek Road        Private investor; Consultant and
P.O. Box 483                      Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014             Fritz Communications (developers and
                                  operators of radio stations); Director of Advo, Inc. (direct mail advertising).


------------------------
* Indicates a Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

John L. Furth* (65) . . . . . .   Chief Executive Officer and Trustee
466 Lexington Avenue              Vice Chairman and Director of E.M.
New York, New York 10017-3147     Warburg, Pincus & Co., Inc. ("EMW");
                                  Associated with EMW since 1970; Director and officer of other investment companies advised by Warburg.

Thomas A. Melfe (63)  . . . . .   Trustee
30 Rockefeller Plaza              Partner in the law firm of Donovan Leisure
New York, New York 10112          Newton & Irvine; Director of Municipal Fund
                                  for New York Investors, Inc.

Alexander B. Trowbridge (66)  .   Trustee
1155 Connecticut Avenue, N.W.     President of Trowbridge Partners, Inc.
Suite 700                         (business consulting) from January 1990-
Washington, DC 20036              January 1994; President of the National
                                  Association of Manufacturers from 1980-1990;
                                  Director or Trustee of New England Mutual
                                  Life Insurance Co., ICOS Corporation
                                  (biopharmaceuticals), P.H.H. Corporation
                                  (fleet auto management; housing and plant relocation service), WMX Technologies Inc.
                                  (solid and hazardous waste collection and disposal), The Rouse Company (real estate development), SunResorts International Ltd.
                                  (hotel and real estate management), Harris
                                  Corp. (electronics and communications
                                  equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Dale C. Christensen (48)  . . .   President and Co-Portfolio
466 Lexington Avenue              Manager of the Fund
New York, New York 10017-3147     Portfolio Manager of other Warburg Pincus
                                  Funds; Managing Director of EMW; Associated with EMW since 1989; Vice President at
                                  Citibank, N.A. from 1985-1989; Vice
                                  President of Counsellors



------------------------
* Indicates a Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

                                  Securities; President of other investment companies advised by Warburg.

Arnold M. Reichman (47) . . . .   Executive Vice President
466 Lexington Avenue              Managing Director and Assistant
New York, New York 10017-3147     Secretary of EMW; Associated with EMW since
                                  1984; Senior Vice President, Secretary and
                                  Chief Operating Officer of Counsellors
                                  Securities; Officer of other investment
                                  companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . .   Senior Vice President
466 Lexington Avenue              Managing Director of EMW;
New York, New York 10017-3147     Associated with EMW since 1991; Vice
                                  President of Citibank, N.A. from 1987-1991;
                                  Senior Vice President of Counsellors
                                  Securities and officer of other investment companies advised by Warburg.

Stephen Distler (42)  . . . . .   Vice President and Chief Financial
466 Lexington Avenue              Officer
New York, New York 10017-3147     Managing Director, Controller and Assistant
                                  Secretary of EMW; Associated with EMW since
                                  1984; Treasurer of Counsellors Securities;
                                  Officer of other investment companies
                                  advised by Warburg.

Eugene P. Grace (44)  . . . . .   Vice President and Secretary
466 Lexington Avenue              Associated with EMW since April 1994;
New York, New York 10017-3147     Attorney-at-law from September 1989-
                                  April 1994; life insurance agent, New York
                                  Life Insurance Company from 1993-1994;
                                  General Counsel and Secretary, Home Unity
                                  Savings Bank from 1991-1992; Vice President and Chief Compliance Officer of Counsellors
                                  Securities; Vice President and Secretary of other investment companies advised by
                                  Warburg.

Howard Conroy (41)  . . . . . .   Vice President, Treasurer and Chief
466 Lexington Avenue              Accounting Officer
New York, New York 10017-3147     Associated with EMW since 1992; Associated
                                  with Martin Geller, C.P.A. from 1990-1992;
                                  Vice President, Finance with

                                  Gabelli/Rosenthal & Partners, L.P. until
                                  1990; Vice President, Treasurer and Chief
                                  Accounting Officer of other investment
                                  companies advised by Warburg.

Karen Amato (32)  . . . . . . .   Assistant Secretary
466 Lexington Avenue              Associated with EMW since 1987;
New York, New York 10017-3147     Assistant Secretary of other investment
                                  companies advised by Warburg.

          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or Trustee of the Fund. Each Trustee who is not a director, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $1,000, and $250 for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Trustees' Compensation
(for the fiscal year ended October 31, 1995)


                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
                  Name of Trustee                                    Fund                            Managed by Warburg*
                  ---------------                             -----------------                    ------------------------


 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $2,000                                 $41,083
 Donald J. Donahue                                                  $2,250                                 $43,833
 Jack W. Fritz                                                      $1,750                                 $35,333
 Thomas A. Melfe                                                    $2,250                                 $43,583
 Alexander B. Trowbridge                                            $2,250                                 $43,833




------------------------
* Each Trustee also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.


          Dale C. Christensen, president and co-portfolio manager of the Fund, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the

University of Calgary, both located in Canada. Mr. Christensen is also co-portfolio manager of Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus Intermediate Maturity Government Fund. Mr. Christensen directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a Fixed Income Portfolio Manager at CIC Asset Management from 1982 to 1984.

          Sharon B. Parente, co-portfolio manager of the Fund, earned a B.S. degree from the University of Virginia. Ms. Parente has been with the Fund since joining Warburg in 1992, specializing in municipal bonds and corporate cash. Ms. Parente was a vice president at Citibank, N.A. in the Private Banking Group from 1985 to 1992. Prior to that, Ms. Parente was a fixed income portfolio manager at Calvert Group from 1981 to 1985 and a municipal trader's assistant at Prescott, Ball & Turben from 1979 to 1981.

          As of December 28, 1995, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding Common Shares.
As of the same date Mr. Furth may be deemed to have beneficially owned 56.05% of the Fund's outstanding Common Shares, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No Trustees or officers owned of record any Advisor Shares.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to the Fund, PFPC serves as co-administrator to the Fund and Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Fund pursuant to separate written agreements (the "Advisory Agreement," the "PFPC Co-Administration Agreement" and the "Counsellors Service Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, PFPC under the PFPC Co-Administration Agreement and Counsellors Service under the Counsellors Service Co-Administration Agreement are described in the Prospectuses. Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At present, no state expense limitation is applicable to the Fund.

          During the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, Warburg earned $246,889, $291,721 and $316,050, respectively, under the Advisory Agreement. For the same periods, Warburg voluntarily waived $114,965, $123,901 and $168,856, respectively, of such fees. During the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, PFPC voluntarily waived $8,932, $22,930 and $33,063, respectively, of the $61,875, $72,930 and $79,012 in administration fees or, in the case of the two most recent fiscal years, co-administration fees, earned in such fiscal year. Counsellors Service earned $34,214, $57,946 and $79,012 in administration fees or, in the case of the two most recent fiscal years, co-administration fees during the fiscal years ended October 31, 1993, October 31, 1994 and October 31, 1995, respectively.

Custodian and Transfer Agent

          PNC Bank, National Association ("PNC") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

          State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

Organization of the Fund

          The Fund's Agreement and Declaration of Trust (the "Trust Agreement") authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common

Stock-Series 1 billion shares are designated Common Stock-Series 2 (the "Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Fund.

          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Warburg believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

          The Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

          An Institution with which the Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the

Fund's co-administration and distribution arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Trustees"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Advisor Shares of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.


                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          As described above and in the Fund's Prospectuses, the Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

          The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund
(a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income, New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" (or persons related thereto) of a facility financed by such bonds. Similar rules apply for purposes of New York State and New York City personal income tax.

          Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax. If the Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Corporate investors should note that the "adjusted current earnings" of a corporation are treated as a tax preference item subject to the alternative minimum tax. Exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000, (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year as exceeds the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

          In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal environmental tax, the federal branch profit tax, or the federal excess net passive income tax. Shareholders who are recipients of Social Security benefits should be aware that tax-exempt interest dividends received from the Fund are included in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

          While the Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss. The maximum tax rate for individuals imposed on net capital gains is 28% whereas the maximum marginal income tax rate is 39.6%. Up to the 28% maximum, all capital gains, whether long-term or short-term, are taxed as ordinary income.

          Capital gain distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

          If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

          Dividends derived by the Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York's personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned on that day.

          It should be noted that the portion of any Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to state or city franchise or corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from state or city personal income tax.

          Potential shareholders in the Fund, including, in particular, corporate shareholders which may be subject to either New York franchise tax or New York corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.

          Although the Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.


                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return, of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the one-year period ended October 31, 1995 was 8.31% (8.03% without waivers), the average annual total return for the five-year period ended October 31, 1995 was 7.14% (6.78% without waivers) and the average annual total return for the period commenced April 1, 1987 (commencement of operations) and ended October 31, 1995 was 6.13% (5.46% without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.



------------------------
* The expression (1 + T) is being raised to the nth power.

          Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

      YIELD = 2[( a-b +1)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW]-1]
                   ---
                    cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period. The Fund's yield for the thirty-day period ending October 31, 1995 was 3.79%.

          Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The Fund's tax-equivalent yield for the thirty-day period ending October 31, 1995 was 7.09%.

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return, yield and tax equivalent yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the fiscal years ended October 31, 1994 and October 31, 1995 that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          The financial statements for the periods beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst &


------------------------
* The expression (a-b + 1) is being raised to the 6th power.

Young"), independent accountants, as set forth in their report, and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of December 28, 1995, there were no persons (other than Mr. Furth, see "Management of the Fund") that owned of record 5% or more of the Fund's outstanding shares. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 56.28% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The Fund's audited financial statements for the fiscal year ended October 31, 1995 follow the Report of Independent Accountants.

                                   APPENDIX


                                 DESCRIPTION
                                  OF RATINGS

Municipal Obligations

     The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for Municipal Obligations:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

     The following summarizes the highest four municipal ratings used by Moody's Investors Service, Inc. ("Moody's"):

     Aaa - Obligations that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Obligations that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Obligations which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Short Term Note Ratings

     The following summarizes the two highest ratings used by S&P for short term notes:

     SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

     SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

     The following summarizes the two highest ratings used by Moody's for short term notes and variable rate demand obligations:

     MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Commercial Paper Ratings

     The following summarizes the two highest ratings for commercial paper used by S&P and Moody's, respectively:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Fixed Income Funds:


We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Warburg Pincus Intermediate Maturity Government Fund and the statements of net assets of the Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund (all Funds collectively referred to as the 'Warburg Pincus Fixed Income Funds') as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of each of the Warburg Pincus Fixed Income Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Fixed Income Funds as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus New York Intermediate Municipal Fund (the 'Fund') is maximum current income-exempt from federal, New York state and New York City taxes-consistent with capital preservation and prudent management. The Fund's assets consist primarily of investment-grade municipal securities with an average maturity of between three and 10 years.

     For the 12 months ended October 31, 1995, the Fund gained 8.31%, vs. a 10.91% gain in the Lipper Intermediate Municipal Debt Funds Average. The Fund's 30-day annualized SEC yield as of October 31, 1995 was 3.79%. Its total net assets were $73,361,477.

     Municipal bonds rose during most of the reporting period along with the broader fixed-income market, driven by falling interest rates, slower economic growth and tame data on inflation. By mid-summer 1995, declining municipal yields were temporarily interrupted by tax-reform initiatives, especially concerns regarding passage of the so-called flat tax. These concerns pushed down prices on both high- and low-quality municipal bonds, and the resulting attractive valuations on high-grade municipal issues made it possible for us to boost the Fund's credit quality with little sacrifice in yield. Currently, approximately 90% of the portfolio is held in issues rated A or higher by Moody's or S&P, with the vast majority in AAA-rated securities.

     Tax-related fears during the period prompted municipal investors to focus most heavily on short-and intermediate-term securities (those with maturities of 10 years or less), since these stand to suffer proportionately less than longer-term bonds if unfavorable tax reform is enacted. This, coupled with a significant decrease in new issuance relative to 1994-municipal new issuance in New York state was down by approximately 25% from year-earlier levels-boosted sharply the prices of shorter-term issues. We responded by taking a proactive stance with regard to buying and selling securities, selling bonds prior to maturity in order to be in position to take advantage of attractive deals as they came to market.

     We expect the supply of new issues to pick up somewhat in the months ahead, as New York municipalities attempt to take advantage of the current low-interest-rate environment to call and refinance outstanding issues. This could result in temporary short-term upward pressure on yields. We will use the opportunity to selectively add high-quality New York bonds to the portfolio at attractive yields.

Dale C. Christensen                      Sharon B. Parente
Co-Portfolio Manager                     Co-Portfolio Manager

8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL
                                      FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus New York Intermediate Municipal Fund (the 'Fund') from April 1, 1987 (inception) to October 31, 1995, with the reinvestment of dividends and capital gains at net asset value, compared to the Lipper Intermediate Municipal Debt Funds Average ('LIPIMUNI')* for the same time period.


                               [PERFORMANCE GRAPH]
                                                 Average Annual
                                                 Total Returns
                                               for periods ending
               FUND            LIPIMUNI             10/31/95
4/1/87      10,000.0         10,000.0                 1 year
10/31/87     9,687.0          9,627.0                  8.31%
10/31/88    10,601.0         10,670.0                 5 year
10/31/89    11,122.0         11,346.0                  7.14%
10/31/90    11,810.0         12,088.0            Since Inception
10/31/91    12,923.0         13,314.0               (4/01/87)
10/31/92    13,780.0         14,288.0                  6.13%
10/31/93    15,389.0         16,024.0
10/31/94    15,395.0         15,637.0
10/31/95    16,675.0         17,343.0





                                                                                                            FUND
                                                                                                            -----
1 Year Total Return (9/30/94-9/30/95)....................................................................   6.93%
5 Year Average Annual Total Return (9/30/90-9/30/95).....................................................   7.18%
Average Annual Total Return Since Inception (4/01/87-9/30/95)............................................   6.10%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 6.69% and 8.03% for 1-year, 6.82% and 6.78% for 5-year, and 5.42% and 5.46% since inception.

------------
* The Lipper Intermediate Municipal Debt Funds Average is an arithmetic average of intermediate municipal debt funds' rates of returns on a monthly basis. Lipper classifies intermediate municipal debt funds as those that invest in municipal debt issues with dollar weighted average maturities of 5 to 10 years. The Lipper Average is unmanaged with no defined investment objective.

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------


                                                                       RATINGS'D'
   PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY      RATE         VALUE
----------   ------------------------------------------------------   --------------   ---------   --------    -----------


NEW YORK (78.3%)
$1,000,000   Albany New York Parking Authority Revenue Bond (LOC
             Key Trust) [Pre-refunded 11/01/98 @ $100]                 (NR/AAA)        11/01/98     6.875%     $1,076,250
   750,000   Canandaigua New York City School District (FGIC
             Insured)                                                  (Aaa/AAA)       06/01/99     7.125         821,250
 1,000,000   Municipal Assistance Corporation Series #59 (MBIA
             Insured) [Callable 07/01/97 @ $102]                       (Aaa/AAA)       07/01/01     7.750       1,078,750
   225,000   Municipal Assistance Corporation Series #67 [Callable
             07/01/99 @ $102]                                          (Aa/AA-)        07/01/01     7.400         251,438
 1,000,000   Municipal Assistance Corporation Series #67 [Callable
             07/01/99 @ $102]                                          (Aa/AA-)        07/01/04     7.600       1,127,500
   640,000   Municipal Assistance Corporation Series #68 [Callable
             07/01/99 @ $102]                                          (Aa/AA-)        07/01/03     7.200         713,600
 1,045,000   Nassau County General Obligation Series L (FGIC
             Insured) [Escrowed to Maturity]                           (Aaa/AAA)       11/15/01     6.300       1,140,356
 2,000,000   Nassau County General Obligation Series O (FGIC
             Insured)                                                  (Aaa/AAA)       08/01/98     5.625       2,080,000
 2,000,000   New York City Housing Development Corporation Variable
             Rate Demand Bond Columbus Green Project Series 1985A      (NR/AAA)        03/15/25     3.700       2,000,000
 3,000,000   New York State Dormitory Authority Revenue Bond City
             University Series A                                       (Baa1/BBB)      07/01/05     5.700       3,056,250
 1,515,000   New York State Dormitory Authority Revenue Bond City
             University Series B (FGIC Insured)                        (Aaa/AAA)       07/01/99     6.900       1,657,031
 1,000,000   New York State Dormitory Authority Revenue Bond
             Cornell University [Callable 07/01/96 @ $102]             (Aa/AA)         07/01/98     6.250       1,034,350
 1,750,000   New York State Dormitory Authority Revenue Bond
             Fordham University [Pre-refunded 07/01/00 @ $102]         (Aaa/AAA)       07/01/00     7.200       1,986,250
 2,000,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities Series A                (Baa1/BBB+)     05/15/02     5.400       2,022,500
   250,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities Series A                (Baa1/BBB+)     05/15/04     6.500         268,750
 3,000,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities Series B [Pre-
             refunded 05/15/00 @ $102]                                 (Aaa/BBB+)      05/15/00     7.250       3,405,000
 1,000,000   New York State Dormitory Authority Revenue Bond
             Upstate Community Colleges Series A [Pre-refunded
             07/01/00 @ 102]                                           (Baa1/NR)       07/01/00     7.600       1,150,000
   750,000   New York State Dormitory Authority Revenue Bond
             Upstate Community Colleges Series A                       (Baa1/BBB-)     07/01/01     5.200         750,000
   680,000   New York State Dormitory Authority Revenue Bond
             Upstate Community Colleges Series A                       (Baa1/BBB-)     07/01/02     5.300         680,000
 1,000,000   New York State Dormitory Authority Revenue Bond State
             University Educational Facilities [Callable 05/15/99 @
             $102]                                                     (Baa1/BBB+)     05/15/02     7.000       1,083,750
 2,000,000   New York State General Obligation Series C                (A/A-)          10/01/03     6.000       2,150,000
 1,200,000   New York State General Obligation Series C                (A/A-)          10/01/04     6.000       1,294,500
 2,500,000   New York State Housing Finance Agency Service Contract
             Obligation Revenue Bond Series C
             [Pre-refunded 09/15/01 @ $102]                            (Aaa/AAA)       09/15/01     7.300       2,903,125


                     See Accompanying Notes to Financial Statements.
                                                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------




                                                                       RATINGS'D'
   PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY      RATE         VALUE
----------   ------------------------------------------------------   --------------   ---------   --------    -----------

NEW YORK (CONT'D)
$1,000,000   New York State Local Government Assistance Corp.
             Series A                                                 (A/A)            04/01/99       6.000%   $ 1,050,000
 2,000,000   New York State Medicare Facilities Finance Agency
             Revenue Bond [Pre-refunded 02/15/99 @ $102]              (Aaa/AAA)        02/15/99       7.800      2,252,500
   750,000   New York State Power Authority Revenue and General
             Purpose Bond Series V [Callable 01/01/98 @ $102]         (Aa/AA-)         01/01/03       7.600        814,688
 1,800,000   New York State Thruway Authority General Series
             [Callable 01/01/04 @ $102]                               (Aaa/AAA)        01/01/14       5.000      1,685,250
 3,000,000   New York State Thruway Authority Service Contract
             Revenue Bond Highway & Bridge Series A                   (Aaa/AAA)        01/01/04       6.000      3,262,500
 2,500,000   New York State Urban Development Corporation
             Correctional Facility Series 1 [Pre-refunded 01/01/00
             @ $102]                                                  (Aaa/AAA)        01/01/00       7.500      2,837,500
 1,000,000   New York State Urban Development Corporation
             Correctional Facility Series 2 [Pre-refunded 01/01/01
             @ $100]                                                  (Aaa/NR)         01/01/01       6.500      1,093,750
 2,500,000   New York State Urban Development Corporation
             Correctional Facility Series C [Pre-refunded 01/01/98
             @ $102]                                                  (Aaa/AAA)        01/01/98       7.500      2,721,875
   880,000   Suffolk County New York Water Authority Water Works
             Revenue Bond [Pre-refunded 06/01/00 @ $102]              (Aaa/AAA)        06/01/00       6.875        985,600
 1,350,000   Syracuse New York General Obligation Public
             Improvement Onondaga County [Escrowed to Maturity]       (NR/NR)          02/15/98       6.600      1,422,563
 1,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series N [Pre-refunded 01/01/98
             @ $101.50]                                               (Aaa/AAA)        01/01/98       7.875      1,092,500
 1,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series O [Pre-refunded 01/01/99
             @ $101.50]                                               (Aaa/A+)         01/01/99       7.300      1,103,750
 1,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series O [Pre-refunded 01/01/99
             @ $101.50]                                               (Aaa/AAA)        01/01/99       7.700      1,116,250
 2,000,000   Triborough Bridge & Tunnel Authority New York Revenue
             Bond Series T (Pre-refunded 01/01/01 @ $102)             (Aaa/A+)         01/01/01       7.000      2,265,000
                                                                                                               -----------
             TOTAL NEW YORK (Cost $55,688,530)                                                                  57,434,376
                                                                                                               -----------



PUERTO RICO (16.4%)

   335,000   Puerto Rico Commonwealth Aqueduct & Sewer Authority
             [Escrowed To Maturity] [Callable 12/14/95
             @ $100]                                                  (Aaa/AAA)        07/01/99       7.875        358,450
 3,000,000   Puerto Rico Commonwealth General Obligation (MBIA
             Insured)                                                 (Aaa/AAA)        07/01/01       5.500      3,176,250
   185,000   Puerto Rico Commonwealth Public Improvement [Callable
             07/01/97 @ $102]                                         (NR/A)           07/01/02       7.125        196,562
    40,000   Puerto Rico Commonwealth Public Improvement
             [Pre-refunded 07/01/97 @ $102]                           (Baa1/AAA)       07/01/97       7.125         42,850
 1,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series L [Pre-refunded 07/01/97 @ $102]                  (Aaa/AAA)        07/01/97       7.600      1,078,750

                     See Accompanying Notes to Financial Statements.
16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                        RATINGS'D'
   PAR                        SECURITY DESCRIPTION                    (MOODY'S/S&P)    MATURITY      RATE         VALUE
----------   ------------------------------------------------------   --------------   ---------   --------    -----------
PUERTO RICO (CONT'D)
$1,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series M [Pre-refunded 07/01/98 @ $102]                  (NR/AAA)         07/01/98       8.000%   $ 1,117,500
   500,000   Puerto Rico Electric Power Authority Revenue Bond
             Series N [Callable 07/01/99 @ $101.50]                   (Baa1/A-)        07/01/00       6.800        546,250
 2,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series O (MBIA Insured)                                  (Aaa/AAA)        07/01/99       6.400      2,155,000
 1,000,000   Puerto Rico Electric Power Authority Revenue Bond
             Series Z [Callable 07/01/05 @ $102]                      (Baa1/A-)        07/01/12       5.500        981,250
   500,000   Puerto Rico Public Building Authority Guaranteed
             Public Education and Health Facilities Series H
             [Pre-refunded 07/01/97 @ $102]                           (Aaa/AAA)        07/01/97       7.875        541,250
 1,700,000   Puerto Rico Public Building Authority Revenue Bond
             Series I (FGIC Insured)                                  (Aaa/AAA)        07/01/99       6.850      1,859,374
                                                                                                               -----------
             TOTAL PUERTO RICO (Cost $11,839,347)                                                               12,053,486
                                                                                                               -----------



MONEY MARKET FUNDS (2.1%)
  SHARES
----------
 1,539,426   Nuveen Tax Exempt Money Fund (Cost $1,539,426)                                                      1,539,426
                                                                                                               -----------
TOTAL INVESTMENTS AT VALUE (96.8%)(Cost $69,067,303*)                                                           71,027,288

OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)                                                                     2,334,189
                                                                                                               -----------
NET ASSETS (100.0%) (applicable to 7,041,901 shares)                                                           $73,361,477
                                                                                                               -----------
                                                                                                               -----------
NET ASSET VALUE, offering and redemption price per share ($73,361,477[div]7,041,901)                                $10.42
                                                                                                                    ------
                                                                                                                    ------


                            INVESTMENT ABBREVIATIONS

FGIC       =  Financial Guaranty Insurance Company
LOC        =  Letter of Credit
MBIA       =  Municipal Bond Insurance Association

'D' Credit ratings given by Moody's Investors Service, Inc. and Standard &
    Poor's Ratings Group are unaudited.
*   Also cost for Federal income tax purposes.

                       See Accompanying Notes to Financial Statements.
                                                                              17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                        Warburg
                                                                         Warburg         Pincus      Warburg Pincus
                                                         Warburg          Pincus       Intermediate     New York
                                                          Pincus          Global        Maturity      Intermediate
                                                       Fixed Income    Fixed Income    Government      Municipal
                                                           Fund            Fund           Fund            Fund
                                                       ------------    ------------    ----------    --------------
INVESTMENT INCOME:
     Interest                                          $  8,376,182     $6,507,144     $3,252,179      $3,982,642
     Dividends                                              470,438        552,228         98,083          45,198
                                                       ------------    ------------    ----------    --------------
          Total investment income                         8,846,620      7,059,372      3,350,262       4,027,840
                                                       ------------    ------------    ----------    --------------
EXPENSES:
     Investment advisory                                    555,483        773,318       253,734          316,050
     Administrative services                                222,194        170,130       102,661          158,024
     Audit                                                   15,674         16,985        16,975           15,975
     Custodian/Sub-custodian                                 48,401         44,270        17,340           23,471
     Directors/Trustees                                      10,500         10,500        10,500           10,500
     Insurance                                                6,127          5,754         3,692            4,479
     Legal                                                   73,175         72,631        58,060           70,563
     Printing                                                11,861          4,525         5,236           12,489
     Registration                                            31,178         31,790        26,398           16,631
     Transfer agent                                          48,503         51,309        43,347           33,447
     Miscellaneous                                           14,281         38,611        14,726           14,365
                                                       ------------    ------------    ----------    --------------
                                                          1,037,377      1,219,823       552,669          675,994
     Less: fees waived                                     (204,153)      (485,160)     (248,192)        (201,919)
                                                       ------------    ------------    ----------    --------------
          Total expenses                                    833,224        734,663       304,477          474,075
                                                       ------------    ------------    ----------    --------------
            Net investment income                         8,013,396      6,324,709     3,045,785        3,553,765
                                                       ------------    ------------    ----------    --------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain from security transactions         1,132,052        508,655       514,443          818,720
     Net realized loss from futures contracts              (606,653)      (849,500)            0                0
     Net realized gain (loss) from foreign currency
       related items                                         49,446       (961,036)            0                0
     Net decrease in unrealized depreciation from
       investments and foreign currency related
       items                                              4,869,743      2,015,972     2,406,718        1,979,229
                                                       ------------    ------------    ----------    --------------
            Net realized and unrealized gain from
               investments and foreign currency
               related items                              5,444,588        714,091     2,921,161        2,797,949
                                                       ------------    ------------    ----------    --------------

            Net increase in net assets resulting
               from operations                         $ 13,457,984     $7,038,800     $5,966,946      $6,351,714
                                                       ------------    ------------    ----------    --------------
                                                       ------------    ------------    ----------    --------------

                    See Accompanying Notes to Financial Statements.
                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Warburg Pincus                      Warburg Pincus
                                                        Fixed Income                        Global Fixed
                                                            Fund                             Income Fund
                                                -----------------------------       -----------------------------
                                                 For the Year Ended October          For the Year Ended October
                                                             31,                                 31,
                                                    1995             1994               1995             1994
                                                ------------     ------------       ------------     ------------

FROM OPERATIONS:
    Net investment income                       $  8,013,396     $  5,867,260       $  6,324,709     $  5,807,634
    Net realized gain (loss) from security
      transactions                                 1,132,052       (1,660,108)           508,655       (1,869,553)
    Net realized gain (loss) from futures
      contracts                                     (606,653)         117,484           (849,500)         269,845
    Net realized gain (loss) from foreign
      currency related items                          49,446           18,246           (961,036)      (2,237,413)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items               4,869,743       (4,804,661)         2,015,972       (4,227,712)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations               13,457,984         (461,779)         7,038,800       (2,257,199)
                                                ------------     ------------       ------------     ------------
FROM DISTRIBUTIONS:
    Dividends from net investment income          (8,013,396)      (5,926,356)        (3,445,878)      (3,215,939)
    Distributions from capital gains                       0         (732,704)                 0         (827,403)
    Return of capital                                      0                0                  0         (366,074)
                                                ------------     ------------       ------------     ------------
        Net decrease from distributions           (8,013,396)      (6,659,060)        (3,445,878)      (4,409,416)
                                                ------------     ------------       ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                  47,678,747       58,018,967         42,488,917       61,614,112
    Reinvested dividends                           6,555,741        5,623,287          2,941,954        3,798,759
    Net asset value of shares redeemed           (44,942,286)     (35,456,760)       (75,776,818)     (30,346,474)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          from capital share transactions          9,292,202       28,185,494        (30,345,947)      35,066,397
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets     14,736,790       21,064,655        (26,753,025)      28,399,782
NET ASSETS:
    Beginning of year                            102,246,118       81,181,463         90,394,069       61,994,287
                                                ------------     ------------       ------------     ------------
    End of year                                 $116,982,908     $102,246,118       $ 63,641,044     $ 90,394,069
                                                ------------     ------------       ------------     ------------
                                                ------------     ------------       ------------     ------------


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Warburg Pincus                          Warburg Pincus
               Intermediate Maturity                   New York Intermediate
                  Government Fund                         Municipal Fund
         ---------------------------------       ---------------------------------
          For the Year Ended October 31,          For the Year Ended October 31,
             1995                 1994               1995                 1994
         ------------         ------------       ------------         ------------

         $  3,045,785         $  2,827,703       $  3,553,765         $  3,215,210

              514,443              (58,020)           818,720               47,719
                    0                    0                  0                    0

                    0                    0                  0                    0
            2,406,718           (3,492,181)         1,979,229           (3,387,003)
         ------------         ------------       ------------         ------------
            5,966,946             (722,498)         6,351,714             (124,074)
         ------------         ------------       ------------         ------------
           (3,045,785)          (2,827,703)        (3,553,765)          (3,222,899)
                    0           (3,937,754)           (47,531)            (912,745)
                    0                    0                  0                    0
         ------------         ------------       ------------         ------------
           (3,045,785)          (6,765,457)        (3,601,296)          (4,135,644)
         ------------         ------------       ------------         ------------
           26,773,501           24,310,135         32,441,402           50,293,197
            2,288,064            5,552,546          3,073,742            3,404,096
          (22,818,476)         (53,205,957)       (40,620,180)         (43,299,063)
         ------------         ------------       ------------         ------------
            6,243,089          (23,343,276)        (5,105,036)          10,398,230
         ------------         ------------       ------------         ------------
            9,164,250          (30,831,231)        (2,354,618)           6,138,512
           46,733,653           77,564,884         75,716,095           69,577,583
         ------------         ------------       ------------         ------------
         $ 55,897,903         $ 46,733,653       $ 73,361,477         $ 75,716,095
         ------------         ------------       ------------         ------------
         ------------         ------------       ------------         ------------

                See Accompanying Notes to Financial Statements.

                                                                              21
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
--------------------------------------------------------------------------------
WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                        For the Year Ended October 31,
                                                                -----------------------------------------------
                                                                 1995      1994      1993      1992      1991
                                                                -------   -------   -------   -------   -------

NET ASSET VALUE, BEGINNING OF YEAR                              $ 10.07   $ 10.65   $ 10.02   $  9.88   $  9.57
                                                                -------   -------   -------   -------   -------

     Income from Investment Operations:

     Net Investment Income                                          .47       .46       .47       .50       .53
     Net Gain (Loss) on Securities (both realized and
       unrealized)                                                  .36      (.45)      .68       .14       .31
                                                                -------   -------   -------   -------   -------

          Total from Investment Operations                          .83       .01      1.15       .64       .84
                                                                -------   -------   -------   -------   -------

     Less Distributions:

     Dividends from Net Investment Income                          (.47)     (.46)     (.47)     (.50)     (.53)
     Distributions from Capital Gains                              (.01)     (.13)     (.05)      .00       .00
                                                                -------   -------   -------   -------   -------

          Total Distributions                                      (.48)     (.59)     (.52)     (.50)     (.53)
                                                                -------   -------   -------   -------   -------

NET ASSET VALUE, END OF YEAR                                    $ 10.42   $ 10.07   $ 10.65   $ 10.02   $  9.88
                                                                -------   -------   -------   -------   -------
                                                                -------   -------   -------   -------   -------

Total Return                                                       8.31%      .04%    11.67%     6.63%     9.43%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                                  $73,361   $75,716   $69,578   $54,012   $29,016

Ratios to average daily net assets:
     Operating expenses                                             .60%      .60%      .58%      .55%      .55%
     Net investment income                                         4.50%     4.41%     4.50%     4.99%     5.84%
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                       .26%      .20%      .20%      .40%      .65%

Portfolio Turnover Rate                                          105.17%   167.09%   115.98%    47.79%    66.53%

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)


Long-term capital gain dividends paid by the Fund amounted to $.01 per share.


Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Fixed Income Funds are comprised of the Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund') and the Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies and the Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund') and the Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Fixed Income Fund seeks to generate high current income consistent with reasonable risk with capital appreciation a secondary objective; the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation; the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from Federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and preservation of capital.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.


     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.


     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


     Certain amounts in the Statements of Changes in Net Assets have been reclassified to conform to current year presentation.


     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Global Fixed Income Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Global Fixed Income Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------

Fixed Income                          .50% of average daily net assets
Global Fixed Income                  1.00% of average daily net assets
Intermediate Government               .50% of average daily net assets
New York Municipal                    .40% of average daily net assets

     For the year ended October 31, 1995, investment advisory fees and waivers were as follows:

                                                         GROSS                         NET
                       FUND                           ADVISORY FEE     WAIVER      ADVISORY FEE
---------------------------------------------------   ------------    ---------    ------------

Fixed Income                                            $555,483      $(162,585)     $392,898
Global Fixed Income                                      773,318       (435,848)      337,470
Intermediate Government                                  253,734       (226,320)       27,414
New York Municipal                                       316,050       (168,856)      147,194

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of

                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
 .10% of each Fund's average daily net assets. For the year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                                 FUND                                     CO-ADMINISTRATION FEE
-----------------------------------------------------------------------   ---------------------

Fixed Income                                                                    $ 111,097
Global Fixed Income                                                                77,332
Intermediate Government                                                            50,747
New York Municipal                                                                 79,012

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. For the Global Fixed Income Fund, PFPC currently receives a fee calculated at an annual rate of .12% of the first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of average daily net assets over $750 million.

     For the year ended October 31, 1995, administrative services fees earned and voluntarily waived by PFPC were as follows:

                           FUND                               GROSS FEE     WAIVER       NET
-----------------------------------------------------------   ---------    --------    -------

Fixed Income                                                  $ 111,097    $(41,568)   $69,529
Global Fixed                                                     92,798     (49,312)    43,486
Intermediate Government                                          51,914     (21,872)    30,042
New York Municipal                                               79,012     (33,063)    45,949

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Funds to CSI for distribution services.

3. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) and United States government and agency obligations were as follows:

                                                                             U.S. GOVERNMENT AND
                                             INVESTMENT SECURITIES            AGENCY OBLIGATIONS
                                          ---------------------------    ----------------------------
                 FUND                      PURCHASES        SALES         PURCHASES         SALES
---------------------------------------   -----------    ------------    ------------    ------------

Fixed Income                              $69,506,438    $ 59,600,888    $144,593,744    $131,853,246
Global Fixed Income                        79,097,036     108,742,015       9,808,921      11,805,050
Intermediate Government                             0               0      61,570,880      50,413,561
New York Municipal                         79,189,466      87,267,702               0               0

28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                   NET UNREALIZED
                                                    UNREALIZED      UNREALIZED      APPRECIATION
                      FUND                         APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------   ------------    ------------    --------------

Fixed Income                                        $2,550,123     $ (1,273,784)     $1,276,339
Global Fixed Income                                  1,658,696       (1,472,059)        186,637
Intermediate Government                              1,299,887         (263,103)      1,036,784
New York Municipal                                   1,976,753          (16,768)      1,959,985

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1995, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                            FOREIGN                                          UNREALIZED
    FORWARD CURRENCY        EXPIRATION      CURRENCY       CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT               DATE        TO BE SOLD       AMOUNT           VALUE          GAIN (LOSS)
------------------------    ----------     ----------     -----------     -----------     ----------------

Australian Dollars           12/18/95         914,990     $   690,818     $   695,209        $   (4,391)
British Pounds               12/27/95       3,510,984       5,435,003       5,541,737          (106,734)
Danish Krone                 12/18/95      29,059,448       5,281,904       5,319,710           (37,806)
German Marks                 11/29/95      14,200,000       9,588,116      10,109,640          (521,524)
German Marks                 11/29/95         375,092         255,164         267,045           (11,881)
German Marks                 12/18/95      10,514,444       1,918,694       1,924,806            (6,112)
German Marks                 12/18/95      10,513,889       1,934,834       1,924,704            10,130
German Marks                 12/18/95       6,013,700       4,243,966       4,285,704           (41,738)
Irish Punt                   12/18/95       2,881,250       4,639,677       4,671,371           (31,694)
Netherlands Guilder          11/29/95       4,577,075       2,760,600       2,896,883          (136,283)
Netherlands Guilder          11/29/95          79,014          49,138          50,009              (871)
                                                          -----------     -----------     ----------------
                                                          $36,797,914     $37,686,818        $ (888,904)
                                                          -----------     -----------     ----------------
                                                          -----------     -----------     ----------------

5. FUTURES CONTRACTS

     Each Fund may enter into futures contracts for hedging purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, a Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on

                                                                              29
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The Fixed Income Fund and the Global Fixed Income Fund entered into futures contracts during the year ended October 31, 1995. However, the Fixed Income Fund and Global Fixed Income Fund had no futures contracts open at October 31, 1995.

6. CAPITAL SHARE TRANSACTIONS


     The Global Fixed Income Fund and the Intermediate Government Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). The Fixed Income Fund and the New York Municipal Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). At October 31, 1995, no Advisor Shares were outstanding.


30
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--------------------------------------------------------------------------------

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                                                                              31
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (cont'd)

Transactions in shares of each Fund were as follows:

                                    FIXED INCOME FUND                   GLOBAL FIXED INCOME FUND
                              For the Year Ended October 31,         For the Year Ended October 31,
                         ----------------------------------------  ----------------------------------
                                1995                 1994                1995              1994
                         -------------------  -------------------  ----------------  ----------------
Shares sold                    4,918,036            5,837,372           4,066,768         5,678,256
Shares issued to
  shareholders on
  reinvestment of
  dividends                      672,751              566,407             281,288           350,063
Shares redeemed               (4,609,035)          (3,561,347)         (7,231,335)       (2,829,142)
                         -------------------  -------------------  ----------------  ----------------
Net increase (decrease)
  in shares outstanding          981,752            2,842,432          (2,883,279)        3,199,177
                         -------------------  -------------------  ----------------  ----------------
                         -------------------  -------------------  ----------------  ----------------

7. NET ASSETS

     Net assets at October 31, 1995, consisted of the following:


                                           FIXED INCOME FUND          GLOBAL FIXED INCOME FUND
                                      ----------------------------    ------------------------
Capital contributed, net                      $116,808,286                  $ 63,963,915
Accumulated net investment income
  (loss)                                           (66,850)                    1,917,795
Accumulated net realized gain
  (loss) from security transactions             (1,034,867)                   (1,533,335)
Net unrealized appreciation
  (depreciation) from investments
  and foreign currency related
  items                                          1,276,339                      (707,331)
                                          ----------------            ------------------------
Net assets                                    $116,982,908                  $ 63,641,044
                                          ----------------            ------------------------
                                          ----------------            ------------------------


8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                         Capital Loss Carryover      Total Capital
                                              Expiring In            Loss Carryover
                                       --------------------------    --------------
                                          2002            2003
                                       ----------      ----------
Fixed Income                           $1,034,867                      $1,034,867
Global Fixed Income                       653,329       1,284,612       1,937,941


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 INTERMEDIATE GOVERNMENT FUND             NEW YORK MUNICIPAL FUND
                For the Year Ended October 31,         For the Year Ended October 31,
           ----------------------------------------  ----------------------------------
                  1995                 1994                1995              1994
           -------------------  -------------------  ----------------  ----------------
                 2,723,498            2,426,890           3,181,012         4,835,896
                   230,993              538,360             299,821           328,635
                (2,323,291)          (5,159,908)         (3,957,382)       (4,178,180)
           -------------------  -------------------  ----------------  ----------------
                   631,200           (2,194,658)           (476,549)          986,351
           -------------------  -------------------  ----------------  ----------------
           -------------------  -------------------  ----------------  ----------------



                  INTERMEDIATE GOVERNMENT FUND              NEW YORK MUNICIPAL FUND
           ------------------------------------------  ---------------------------------
                         $   54,407,628                          $  70,580,636
                                 (5,346)                                     0
                                458,837                                818,908
                              1,036,784                              1,961,933
                        ---------------                        ---------------
                         $   55,897,903                          $  73,361,477
                        ---------------                        ---------------
                        ---------------                        ---------------

                                                                              33
--------------------------------------------------------------------------------

                                    PART C
                               OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a) Financial Statements

            (1) Financial Statements included in Part A:
                (a)  Financial Highlights

            (2) Financial Statements included in Part B:
                (a)  Report of Coopers & Lybrand L.L.P., Independent
                     Accountants
                (b)  Statement of Net Assets
                (c)  Statement of Operations
                (d)  Statement of Changes in Net Assets
                (e)  Financial Highlights
                (f)  Notes to Financial Statements

        (b) Exhibits:


Exhibit No.         Description of Exhibit
-----------         ----------------------

        1(a)        Agreement and Declaration of Trust.

         (b)        Amendments to Agreement and Declaration of Trust.

        2           Second Amended and Restated By-Laws.

        3           Not applicable.

        4           Form of Stock Certificates.(1)

        5           Investment Advisory Agreement.

        6           Form of Distribution Agreement.(2)

        7           Not applicable.



------------------------
(1) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

        8 Form of Custodian Agreement with PNC Bank, as amended. (1)

        9(a)        Form of Transfer Agency Agreement. (1)

         (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. (1)

        (b-1)       Form of Co-Administration Agreement with PFPC Inc. (1)

          (c)       Forms of Services Agreements. (3)

        10(a) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

          (b)       Opinion and Consent of Sullivan & Worcester,
                    Massachusetts counsel to the Fund.

        11(a)       Consent of Coopers & Lybrand L.L.P., Independent
                    Accountants.

          (b)       Consent of Ernst & Young LLP, Independent Accountants.

        12          Not applicable.

        13          Form of Purchase Agreement. (2)

        14          Form of Retirement Plans. (4)

        15(a)       Shareholder Services Plan. (5)

          (b)       Amended and Restated Distribution Plan. (3)

          (c)       Form of Rule 18f-3 Plan. (2)






------------------------
(3) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

        16 Schedule for Computation of Total Return and Yield Quotations relating to Common Shares.

        17          Financial Data Schedule relating to Common Shares.




















____________________

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 28, 1995 (Securities Act File No. 33-27031).

Item 25. Persons Controlled by or Under Common Control with Registrant

               Warburg, Pincus Counsellors, Inc. ("Warburg"), Registrant's investment adviser, may be deemed a controlling person of Registrant because it possesses or shares investment or voting power with respect to more than 25% of the outstanding securities of Registrant. E.M. Warburg, Pincus & Co., Inc. ("EMW") controls Warburg through its ownership of a class of voting preferred stock of Warburg. John L. Furth, Director of the Fund, and Lionel
I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the Fund because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.


Item 26.       Number of Holders of Securities



                                                                                        Number of Record Holders
                           Title of Class                                               As of December 28, 1995
                           --------------                                               ------------------------

 Shares of beneficial interest, par value $.001 per share                                         523

 Shares of beneficial interest - Series 1, par value $.001 per                                     0
  share

 Shares of beneficial interest - Series 2 (Advisor Shares),                                        0
  par value $.001 per share


Item 27.  Limitation of Liability and Indemnification

          Registrant, officers and directors or trustees of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer, director or trustee. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gaining in fact any profit or advantage to which one is not legally entitled, (b) intentional noncompliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. The coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Section 8.1 of the Agreement and Declaration of Trust (the "Agreement"), the Trustees and officers of Registrant, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of Registrant and not in their own capacities. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other person or persons in connection with the assets or affairs of Registrant save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. Registrant shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to Registrant in tort, contract or otherwise in connection with the assets or the affairs of Registrant and all persons dealing with Registrant shall be deemed to have agreed that resort shall be had solely to the Trust Property (as defined in the Agreement) of Registrant for the payment or performance thereof.

          Section 8.2 of the Agreement further limits the liability of the Trustees by providing that a Trustee shall not be liable for errors of judgment or mistakes of fact or law. Furthermore, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Advisor, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent (as such terms are defined in the Agreement) of Registrant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Agreement and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of Registrant and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party (as defined in the Agreement) appointed by the Trustees pursuant to Section 5.2 of the Agreement. The Trustees are not required to give any bond or surety or any other security for the performance of their duties.

          Under Section 8.4 of the Agreement any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by

Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and either (i) the Covered Person provides security for such undertaking,
(ii) Registrant is insured against losses from such advances or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement that there is reason to believe the Covered Person will be found to be entitled to indemnification.

          Insofar as indemnification for liability arising under the 1933 Act, may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of
          Investment Adviser

          Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.  Principal Underwriter

          (a) Counsellors Securities acts as distributor for Registrant, as well as for The RBB Fund, Inc., Warburg Pincus Capital Appreciation Fund, Warburg Pincus Cash Reserve Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund, Warburg Pincus Institutional Fund, Inc., Warburg Pincus Intermediate Maturity Government Fund, Warburg Pincus International Equity Fund, Warburg Pincus Japan Growth Fund, Warburg Pincus Japan OTC Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus New York Tax Exempt Fund, Warburg Pincus Short-Term Tax-Advantaged Bond Fund, Warburg Pincus Small Company Value Fund and Warburg Pincus Trust.

          (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

Item 30.  Location of Accounts and Records

          (1)  Warburg, Pincus New York
               Intermediate Municipal Fund
               466 Lexington Avenue
               New York, New York  10017-3147
               (Fund's Agreement and Declaration of Trust, by-laws and minute books)


          (2)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts  02110
               (records relating to its functions as transfer agent and dividend disbursing agent)

          (3)  PFPC Inc.
               103 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as co-administrator)

          (4)  Counsellors Funds Service, Inc.
               466 Lexington Avenue
               New York, New York  10017-3147
               (records relating to its functions as co-administrator)


          (5)  PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania 19101
               (records relating to its functions as custodian)

          (6)  Counsellors Securities Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as distributor)

          (7)  Warburg, Pincus Counsellors, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as investment adviser)

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

     (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

     (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of
Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 11th day of January, 1996.

                                        WARBURG, PINCUS NEW YORK
                                          INTERMEDIATE MUNICIPAL FUND


                                        By:/s/  Dale C. Christensen
                                                Dale C. Christensen
                                                      President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

          Signature                   Title                Date
          ---------                   -----                ----

/s/ Lionel I. Pincus           Chairman of the Board  January 11, 1996
    Lionel I. Pincus           and Trustee

/s/ John L. Furth              Chief Executive        January 11, 1996
    John L. Furth              Officer and Trustee

/s/ Dale C. Christensen        President              January 11, 1996
    Dale C. Christensen

/s/ Reuben S. Leibowitz        Chief Financial        January 11, 1996
    Reuben S. Leibowitz        Officer and Vice
                               President

/s/ Stephen Distler            Treasurer and          January 11, 1996
    Stephen Distler            Principal Accounting
                               Officer

/s/ Richard N. Cooper          Trustee                January 11, 1996
    Richard N. Cooper

/s/ Donald J. Donahue          Trustee                January 11, 1996
    Donald J. Donahue

/s/ Jack W. Fritz              Trustee                January 11, 1996
    Jack W. Fritz

/s/ Thomas A. Melfe            Trustee                January 11, 1996
    Thomas A. Melfe

/s/ Alexander B. Trowbridge    Trustee                January 11, 1996
    Alexander B. Trowbridge

                               INDEX TO EXHIBITS




Exhibit No.    Description of Exhibit
-----------    ----------------------

   1(a)        Agreement and Declaration of Trust.

    (b)        Amendments to Agreement and
               Declaration of Trust.

   2           Second Amended and Restated By-Laws.

   3           Not applicable.

   4           Form of Stock Certificates.(1)

   5           Investment Advisory Agreement.

   6           Form of Distribution Agreement. (2)

   7           Not applicable.

   8           Form of Custodian Agreement with
               PNC Bank, as amended. (1)

   9(a)        Form of Transfer Agency Agreement. (1)

    (b)        Form of Co-Administration Agreement
               with Counsellors Funds Service, Inc. (1)

   (b-1)       Form of Co-Administration Agreement
               with PFPC Inc. (1)

     (c)       Forms of Services Agreements. (3)










------------------------
(1)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(2)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

(3)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

   10(a)       Opinion and Consent of Willkie Farr
               & Gallagher, counsel to the Fund.

     (b) Opinion and Consent of Sullivan & Worcester, Massachusetts counsel to the Fund.

   11(a)       Consent of Coopers & Lybrand L.L.P.,
               Independent Accountants.

     (b)       Consent of Ernst & Young LLP, Independent
               Accountants.

   12          Not applicable.

   13          Form of Purchase Agreement. (2)

   14          Form of Retirement Plans.(4)

   15(a)       Shareholder Services Plan. (5)

     (b)       Amended and Restated Distribution Plan. (3)

     (c)       Form of Rule 18f-3 Plan. (6)

   16          Schedule for Computation of Total
               Return and Yield Quotations relating
               to Common Shares.

   17          Financial Data Schedule relating
               to Common Shares.













------------------------
(4)Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(5)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

(6)Incorporated by reference; material provisions of this exhibit substantially similar tothose ofthe corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 28, 1995 (Securities Act File No. 33-27031).